SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

Friedman’s Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22356	58-20583
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

171 Crossroads Parkway
Savannah, Georgia 31422
(Address of principal executive offices)

(912) 233-9333
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURES
AMENDED AND RESTATED BYLAWS
CHARTER OF NOMINATING COMMITTEE
CHARTER OF AUDIT COMMITTEE
CHARTER OF COMPENSATION COMMITTEE
CORPORATE GOVERNANCE GUIDELINES
STANDARDS OF CONDUCT AND ETHICS
POLICY STATEMENT
POLICY STATEMENT
DISCLOSURE CONTROLS AND PROCEDURES

Item 5. Other Events.

     On April 29, 2004, the Board of Directors (the “Board”) of Friedman’s Inc. (the “Company”) met and considered several issues relating to the corporate governance of the Company. As the Company proceeds with the previously disclosed Audit Committee investigation of financial matters, they continue to do so in full cooperation with the investigations by the United States Attorney’s office in the Eastern District of New York and the Securities and Exchange Commission. The results of the investigation to date, as well as recent developments in the area of corporate governance for public companies led the Board’s to conduct a full review of the Company’s corporate governance. The actions described below are intended to strengthen the Company’s corporate governance and help provide a stronger platform for future executive officers and directors the Company.

     This report briefly describes the corporate governance policies and procedures the Board considered and adopted. These policies and procedures make up the Corporate Governance Manual which will be distributed to all directors, officers and key employees of the Company and will also be posted on the Company’s website at www.friedmans.com. The approved and adopted documents contained in the Corporate Governance Manual, attached hereto as Exhibits 99.1-99.10, are incorporated by reference into this Item. The following is a brief summary of the Corporate Governance Manual:

(1)	Amendments to the Bylaws of Friedman’s Inc. The Board deemed it necessary and appropriate to document certain of the adopted corporate governance measures in the Bylaws of the Company, and unanimously approved the Amended and Restated Bylaws which included the following amendments attached here as Exhibit 99.2:

(i)	Section 4.03. Audit Committee. The Board shall appoint an Audit Committee. The Audit Committee shall have three members, all of whom shall be “independent directors,” within the meaning of the corporate governance requirements of the Securities and Exchange Commission and The New York Stock Exchange. A majority of the members of the Audit Committee may fix its rules of procedure, determine its actions and fix the time and place of its meetings.

(ii)	Section 4.04. Nominating/Corporate Governance Committee. The Board shall appoint a Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee shall have such number of members as shall be determined by the Board from time to time, all of whom shall meet the independence requirements of the Securities and Exchange Commission and The New York Stock Exchange. A majority of the members of the Nominating/Corporate Governance Committee may fix its rules of procedure, determine its actions and fix the time and place of its meetings.

(iii)	Section 4.05. Compensation Committee. The Board shall appoint a Compensation Committee. The Compensation Committee shall have such number of members as shall be determined by the Board from time to time, all of whom shall meet the independence requirements of the Securities and Exchange Commission and The New York Stock Exchange. A majority of the members of the Compensation Committee may fix its rules of procedures, determine its actions and fix the time and place of its meetings.

(iv)	Section 6.01.1. Payments to Affiliates. The Company shall not make any payments in the form of cash or any other consideration to any Affiliate of the Company (as defined herein) without the prior written approval of a majority of the members of the Board of Directors that have been elected by the holders of Class A Common Stock. For purposes of Section 6.01.1, “Affiliate” is defined as any person that, directly or indirectly, owns or controls, is owned or controlled by, or is under common ownership or control with, the Company. For purposes of this Section 6.01.1: (i) the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise; and (ii) the term “own” means to own an equity interest (or the equivalent thereof) of more than 5% of the Company.

(2)	Nominating/Corporate Governance Committee. Although the Company is exempt from the NYSE listing requirements pertaining to a nominating/corporate governance committee, in order to comply with current best practices of corporate governance, the Board believes it is necessary and appropriate to establish a nominating/corporate governance committee. The purposes of the Nominating/Corporate Governance Committee include: (i) sole responsibility for the identification and nomination of candidates for the Board, whether elected by stockholders or appointed by the Board to fill vacancies; (ii) oversight of all corporate governance procedures and measures of the Company; and (iii) the development of a succession plan for the Company’s Chief Executive Officer. The Board approved and adopted the Charter of the Nominating/Corporate Governance Committee, attached at Exhibit 99.3, and elected Robert W. Cruickshank, John E. Cay III and David B. Parshall to serve as members of the Committee, with John E. Cay III acting as chairman.

(3)	Audit Committee. The Board reviewed and revised the existing Charter of the Audit Committee in light of recent changes in the best practices of corporate governance. The primary function of the Audit Committee is to assist the Board in its oversight of: (i) the integrity of the

Company’s financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s legal and regulatory compliance; (iii) the independent auditors of the Company and their qualifications and independence; the Company’s systems of internal controls regarding finance, accounting, and ethics that management and the Board have established; and (iv) the Company’s auditing, accounting and financial reporting processes generally. The Board approved and adopted the revised Charter of the Audit Committee, attached at Exhibit 99.4, and elected Robert W. Cruickshank and David B. Parshall to serve as members of the Committee, with David B. Parshall acting as chairman. As previously announced by the Company, one of the members of the Board and the Audit Committee died recently, leaving the committee with only two members. The Company is aware that the current composition of the Audit Committee does not comply with the NYSE requirement of a three-member committee, and has informed the NYSE that until the vacancies on the Board are filled, the Company will be unable to comply with the NYSE’s three member requirement.

(4)	Compensation Committee. The Board reviewed and revised the existing Charter of the Compensation Committee in light of recent changes in the best practices of corporate governance. The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s executives and producing an annual report on executive compensation for inclusion in the Company’s proxy statement and/or Form 10-K. The Board approved and adopted the Charter of the Compensation Committee, attached at Exhibit 99.5, and elected Robert W. Cruickshank, John E. Cay III and David B. Parshall to serve as members of the Committee, with John E. Cay III acting as chairman.

(5)	Corporate Governance Guidelines. Although the Company is exempt from the NYSE requirements pertaining to the adoption of corporate governance guidelines, the Board deemed it necessary and appropriate, in light of recent changes in the best practices of corporate governance, to adopt corporate governance guidelines nonetheless. The purpose of the Corporate Governance Guidelines, attached at Exhibit 99.6, is to provide a set of expectations to assist the Board of Directors and its Committees in performing their responsibilities. The Guidelines include: (i) a list of director responsibilities; (ii) information concerning the role of the Nominating/ Corporate Governance Committee of the Board of Directors in overseeing the corporate governance of the Company; (iii) guidance for director training and orientation; (iv) procedures designed to insure ongoing director access to management and external advisors of the Company; and (v) guidelines for director compensation, Chief Executive Officer succession, and communications with stockholders.

(6)	Standards of Conduct and Ethics for Directors, Officers and Employees of Friedman’s Inc. Although the Company has already adopted a Code of Ethics in compliance with the listing requirements of the NYSE, the Board of

Directors deemed it necessary and appropriate to update the Code of Ethics in light of recent changes in the best practices of corporate governance. The purpose of the Code of Ethics is to outline the standards of ethical behavior that the Company expects of all employees. The Code of Ethics, attached at Exhibit 99.7, complies with the NYSE listing requirements, outlining procedures by which employees may report violations of the Code, expectations regarding compliance with laws, rules and regulations, policies on conflicts of interest, and guidelines concerning the use of confidential and proprietary information.

(7)	Policy Statement of Friedman’s Inc. Regarding Insider Trading. Although the Company has already adopted a policy statement regarding insider trading, the Board deemed it necessary and appropriate to update the policy statement in light of recent changes in the best practices of corporate governance. The purpose of the policy statement, attached at Exhibit 99.8, is to satisfy the Company’s obligation to prevent insider trading by all Company personnel and to help Company personnel avoid the consequences associated with violations of insider trading laws.

(8)	Policy Statement of Friedman’s Inc. Regarding Securities Trades by Company Personnel — Pre-Clearance and Blackout Period Procedures. Although the Company has already adopted a policy statement regarding securities trades by company personnel, the Board deemed it necessary and appropriate to update the policy statement in light of recent changes in the best practices of corporate governance. The purpose of the policy statement, attached at Exhibit 99.9, is to: (i) describe procedures to help prevent inadvertent violations of the federal securities laws and avoid the appearance of trading on inside information; (ii) assist officers and directors in complying with their SEC filing obligations and avoid inadvertent “short swing” profit liability; and (iii) assist the Company in complying with its SEC Form 8-K reporting obligations regarding transactions in the Company’s securities by directors and executive officers.

(9)	Disclosure Controls and Procedures of Friedman’s Inc. Although the Company has already established a Disclosure Committee to monitor the Company’s disclosure obligations, and adopted a statement outlining Disclosure Controls and Procedures, the Board deemed it necessary and appropriate to update the statement in light of recent changes in the best practices of corporate governance. The purpose of the Disclosure Controls and Procedures policy statement, attached at Exhibit 99.10, is to outline the procedures by which public disclosures of the Company are prepared and reviewed by Company personnel to insure accuracy and completeness. The Disclosure Controls and Procedures established a Disclosure Committee comprised of the Chief Operating Officer, the Chief Financial Officer, the Controller, the Director of Credit Operations and the Chairperson of the Compliance Committee of the Company, described below. The Disclosure Controls and Procedures also established the Chief Financial Officer as the Disclosure Controls Monitor, who shall serve as the focal point for information gathering; however, the entire Disclosure Committee has responsibility for the preparation of the Company’s disclosure reports.

     At the Board meeting, several other actions were taken relating to the management of the Company, including:

(1)	Compliance Committee. A committee of officers and employees of the Company was established to work with outside consultants to develop and administer a compliance program for the company in several areas including employee benefits and relations and credit approval and administration.

(2)	Director Compensation. In light of the need to actively recruit new directors into a challenging situation at the Company, the Board, based on a study by an independent consultant, made the following adjustments to the compensation of its outside directors, effective at the beginning of fiscal 2004:

a.	Annual Retainer: The current amount of $29,000 annually remained unchanged.

b.	Board Meeting Fee: The Board adopted a meeting fee of $1,500 per meeting. Previously, there was no meeting fee paid to directors.

c.	Committee Meeting Fee: The Board adopted a committee meeting fee of $1,000 per meeting. Previously, there was no meeting fee paid to directors.

d.	Audit Committee Chairperson: The current amount of $15,000 annually remained unchanged.

e.	Other Committee Chairpersons: The current amount of $5,000 was increased to $7,500.

f.	Chairman of the Board: In light of the current time and effort required of the office of the Chairman of the Board, an annual retainer of $200,000 was approved. This amount is not intended to be a permanent feature of the compensation of the office of the Chairman, and reflects the Board’s current view of the consideration necessary to compensate the position in the current challenging environment.

(3)	Officers. The Board elected the following persons as officers of the Company, authorized to act on its behalf in the performance of their duties:

a.	Doug Anderson — President and Chief Operating Officer

b.	Richard Cartoon — Treasurer and Chief Financial Officer

c.	Henry Thompson — Secretary

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c)	Exhibits

     The following exhibits are filed as a part of this report:

Exhibit
Number	Description
99.1	Certificate of Incorporation of Friedman’s Inc., as amended (incorporated by reference from Exhibit 4(a) to the Company’s Registration Statement on Form S-8 (File No. 333-17755) filed on March 21, 1997)

99.2	Amended and Restated Bylaws of Friedman’s Inc.

99.3	Charter of the Nominating/Corporate Governance Committee of the Board of Directors of Friedman’s Inc.

99.4	Charter of the Audit Committee of the Board of Directors of Friedman’s Inc.

99.5	Charter of the Compensation Committee of the Board of Directors of Friedman’s Inc.

99.6	Corporate Governance Guidelines of Friedman’s Inc.

99.7	Standards of Conduct and Ethics for Directors, Officers and Employees of Friedman’s Inc.

99.8	Policy Statement of Friedman’s Inc. Regarding Insider Trading

99.9	Policy Statement of Friedman’s Inc. Regarding Securities Trades by Company Personnel – Pre-Clearance and Blackout Period Procedures

99.10	Disclosure Controls and Procedures of Friedman’s Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Friedman’s Inc. (Registrant)

Date: May 4, 2004	By:/s/ Richard Cartoon

Richard Cartoon Chief Financial Officer